Filed pursuant to Rule 497
File No. 333-205405

PROSPECTUS SUPPLEMENT
(To Prospectus dated November 24, 2015)

May 26, 2016

Oxford Lane Capital Corp.

$25,000,000
Common Stock

This prospectus supplement supplements the prospectus supplement dated March 7, 2016 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated November 24, 2015 (collectively with the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at the market” offering pursuant to an equity distribution agreement, dated March 7, 2016, with Ladenburg Thalmann & Co. Inc.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Supplementary Risk Factor” section in this prospectus supplement, the “Supplementary Risk Factor” section on page S-17 of the First Prospectus Supplement and the “Risk Factors” section beginning on page 18 of the accompanying prospectus thereto before investing.

The terms “Oxford Lane,” the “Fund,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to May 25, 2016, we sold a total of 419,275 shares of common stock pursuant to the “at the market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $3,736,495 and net proceeds were approximately $3,528,811 after deducting the sales agent’s commissions and offering expenses.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever the Prospectus contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.74	%(2)
Distribution reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	2.74%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.79	%(4)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	4.46	%(5)
Interest payments on borrowed funds	0.00	%(6)
Preferred stock dividend payment	6.94	%(7)
Other expenses (estimated)	1.48	%(8)
Acquired fund fees and expenses	26.59	%(9)
Total annual expenses (estimated)	43.26%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above, and that we pay the transaction expenses set forth in the table above, including a sales load of 2.00% paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$341	$686	$837	$940

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is included in the example. Also, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below net asset value. See “Distribution Reinvestment Plan” in the Prospectus for additional information regarding our distribution reinvestment plan.

(1)	Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay to Ladenburg Thalmann & Co. Inc. in connection with sales of shares of our common stock effected by Ladenburg Thalmann & Co. Inc. under the equity distribution agreement. There is no guaranty that there will be any sales of our common stock pursuant to this prospectus supplement and the Prospectus.
(2)	The offering expenses of this offering are estimated to be approximately $185,000.
(3)	The expenses of the distribution reinvestment plan are included in “other expenses.”

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(4)	Assumes gross assets of $297.3 million and $141.0 million of leverage (includes $141.2 million of preferred stock issued and outstanding as of March 31, 2016, adjusted for $0.2 million of preferred stock repurchased from April 1, 2016 through May 25, 2016), and assumes net assets of $156.9 million (which has been adjusted to reflect the issuance of an additional $25.0 million of common stock). The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement” in the Prospectus for additional information.
(5)	Amount reflects the estimated annual incentive fees payable to our investment adviser, Oxford Lane Management, during the fiscal year following this offering. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal year ended March 31, 2016. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within three months after completion of this offering depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions and/or to meet working capital needs. We expect that it will take up to three months to invest all of the proceeds of this offering, in part because equity and junior debt investments in CLO vehicles require substantial due diligence prior to investment.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

No incentive fee is payable to our investment adviser on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement” in the Prospectus.

(6)	Assumes that we maintain our current level of no outstanding borrowings as of March 31, 2016 other than preferred stock, which is considered a form of leverage. We may issue additional shares of preferred stock pursuant to the registration statement of which this prospectus supplement forms a part. In the event we were to issue additional preferred stock, our borrowing costs, and correspondingly our total annual expenses, including our base management fee as a percentage of our net assets, would increase. See also note 7 below.
(7)	Assumes that we continue to have an aggregate of $90.4 million of preferred stock with a preferred rate of 7.50% per annum, and an aggregate of $50.5 million of preferred stock with a preferred rate of 8.125% per annum, which were the amounts outstanding as of May 25, 2016 due to the repurchase of preferred stock from April 1, 2016 through May 25, 2016.
(8)	“Other expenses” ($2.3 million) assumes that other expenses for the year will be proportional to other expenses incurred during the fiscal year ended March 31, 2016.

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(9)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our investments in CLO equity tranches during the twelve months following the date of this prospectus supplement, assuming the CLO equity investments held as of March 31, 2016 and net assets of $156.8 million (which has been adjusted to reflect the repurchase of $0.2 million of preferred stock from April 1, 2016 through May 25, 2016). Collateral manager fees are charged on the total assets of the CLO vehicle, including the assets acquired with borrowed funds, but are assumed to be paid from the residual cash flows after interest payments to the senior debt tranches. Therefore, these collateral manager fees (which are generally 0.40% to 0.50% of total assets) are effectively much higher when allocated only to the equity tranches. The debt tranches that we hold generally are not deemed to pay any such collateral manager fees. The calculation also includes operating expense ratios of the CLO vehicles of approximately 0.5%. These are only estimates of such operating expenses, as we generally do not have specific expense information on the CLO vehicles in which we invest and the actual amount of such expenses may be significantly different. Operating expenses of CLO vehicles are not routinely reported to shareholders on a basis consistent with the methodology employed for other estimates. As a result of our investments in such CLO equity investments, our stockholders will be required to pay two levels of fees and expenses in connection with their investment in our common stock, including fees payable under our Investment Advisory Agreement and fees and expenses charged to us on the CLO equity tranches in which we are invested.

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SUPPLEMENTARY RISK FACTOR

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below and those set forth in the First Prospectus Supplement and the accompanying prospectus thereto. You should carefully consider these risk factors, together with all of the other information included in the Prospectus, before you decide whether to make an additional investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the First Prospectus Supplement and the accompanying prospectus thereto, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Failure to regain compliance with the minimum asset coverage ratio could require us to use funds to redeem our preferred stock rather than for making investments and prohibit us from paying dividends.

As of March 31, 2016, our asset coverage ratio stood at 191%, and, as a result, we failed to maintain an asset coverage ratio of at least 200% as of the end of our fiscal quarter. We may cure the failed asset coverage ratio as of the date that is 30 days after the filing date of our quarterly, semi-annual or annual report related to such fiscal quarter (the “Cure Date”). We are pursuing measures to cure the ratio within the parameters of the governing document for our preferred stock and the Investment Company Act of 1940. If the asset coverage ratio is not cured as of the Cure Date, then we will be required to redeem, in accordance with the procedures specified in the governing document for our preferred stock, the minimum number of shares of our outstanding preferred stock that is legally available for such redemption in order to cure the failed asset coverage ratio. In addition, we will be prohibited from declaring a dividend on shares of our common stock until we cure the asset coverage ratio.

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SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year since our formation. The information as of March 31, 2016, 2015, 2014 and 2013 has been derived from our financial statements that have been audited by an independent registered public accounting firm. The reports of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2016, 2015, 2014 and 2013 are attached as exhibits to the registration statement.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
Series 2017 Term Preferred Shares(5)
2015	$15,811,250	$2.47	$25	1.03
2014	$15,811,250	$3.99	$25	1.05
2013	$15,811,250	$8.79	$25	1.03
Series 2023 Term Preferred Shares
2016	$90,638,450	$1.91	$25	0.97
2015	$73,869,250	$2.47	$25	0.98
2014	$65,744,250	$3.99	$25	0.94
Series 2024 Term Preferred Shares
2016	$50,539,775	$1.91	$25	1.00
2015	$60,687,500	$2.47	$25	1.01

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities. Asset coverage per unit is expressed in terms of dollar amounts per share.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit.
(5)	On July 24, 2015, we redeemed all issued and outstanding Series 2017 Term Preferred Shares at the term redemption price.

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ANNUAL REPORT TO STOCKHOLDERS

On May 23, 2016, the Fund filed its Annual Report to stockholders for the period from April 1, 2015 to March 31, 2016. The text of the Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

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Oxford Lane Capital Corp.

Annual Report

March 31, 2016

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp

May 23, 2016

To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the year ended March 31, 2016. The net asset value of our shares at that date was $7.04 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2016 was $8.45, down from $14.82 at March 31, 2015. The total return for Oxford Lane, for the year ended March 31, 2016, as reflected in the Fund’s financial highlights, was (28.97%). This return reflects the change in market price for the period, as well as the positive impact of $2.40 per share in distributions declared and paid. On May 20, 2016, the last reported sale price of the Fund’s common stock was $8.81.

We draw your attention to our distribution policy, which has been discussed in earlier reports, as we believe that the Fund’s position deserves close attention. Oxford Lane’s distribution policy is based upon its estimates of the ultimate taxable earnings for each respective period, which are based upon the cash flows for each investment. The final taxable amounts cannot be known until the tax return is filed, but the Fund’s experience has been that cash flows have historically represented a reasonable estimate of taxable earnings; however, we can offer no assurance that will be the case in the future, particularly during periods of market disruption and volatility. There may be significant differences between Oxford Lane’s GAAP earnings and its taxable earnings, particularly related to CLO equity investments where its taxable earnings are based upon the taxable reported earnings provided by the CLO equity positions in which we invest, while GAAP earnings are based are upon an effective yield calculation. In general, the Fund currently expects its taxable earnings to be higher than its reportable GAAP earnings. In addition, certain numbers may not tie to financial statements due to rounding.

While reportable GAAP revenue from our CLO equity investments for the year ended March 31, 2016 was approximately $57.2 million, we received or were entitled to receive approximately $87.1 million in distributions. In general, we currently expect our annual taxable income to be higher than our GAAP earnings on the basis of the difference between cash distributions actually received and the effective yield income. Our distribution policy is based upon our estimate of our taxable income.

We further report that as of March 31, 2016, we failed to maintain an asset coverage ratio of at least 200%. We are pursuing measures to cure the ratio within the parameters of the governing documents for our preferred stock and the Investment Company Act of 1940. Please refer to “Note 7. Mandatorily Redeemable Preferred Stock” in the notes to the financial statements for additional information.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return over our investment horizon. Our current focus is to seek that return by investing in structured finance investments, specifically CLO vehicles which primarily own senior secured corporate loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior secured corporate loans that may be used to form the basis of a CLO vehicle. As of March 31, 2016, we held debt investments in 3 different CLO structures and equity investments in 31 different CLO structures. We may also invest, on an opportunistic basis, in corporate debt securities on a direct basis and in a variety of other corporate credits.

Structurally, CLO vehicles are entities formed to purchase and manage portfolios of primarily senior secured corporate loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits and industries. The CLO vehicles on which the Fund focuses are collateralized primarily by senior secured corporate loans, and generally have minimal or no exposure to real estate loans, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with the opportunities to generate attractive risk-adjusted returns within our strategies over the long term. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although the senior secured corporate loan market has been volatile recently due in part to the oil and gas and commodities related sectors, this volatility may be beneficial as it has allowed some collateral managers of CLO vehicles to invest in loans at greater discounts to par and at wider loan spreads. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be extremely beneficial in periods of market volatility.
—	We believe that the market to invest in warehouse facilities, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	We believe that investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis. We believe that transactions in this market can only be adequately conducted by knowledgeable market participants since this market and these structures tend to be highly specialized.
—	We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regards to future CLO issuances. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, we believe that this may create additional opportunities (and additional risks) for us in the future.
—	We believe that the U.S. CLO market is relatively large with total assets under management of approximately $436 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $70 billion.(2)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 11. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities and warehouse facilities.

Jonathan H. Cohen
Chief Executive Officer

1.	As of May 2, 2016. Source: Wells Fargo Securities, LLC.
2.	Oxford Lane has estimated this amount based on Guggenheim CLO new issue summary, dated April 20, 2016.

OXFORD LANE CAPITAL CORP.
TOP TEN HOLDINGS
AS OF MARCH 31, 2016

Investment	Maturity	Fair Value	% of Net Assets
Atrium XII – Subordinated Notes	October 22, 2026	$42,762,500	32.41%
Catamaran CLO 2015-1 Ltd Subordinated Notes	April 22, 2027	16,135,320	12.23%
Windriver 2014-3 – Subordinated Notes	January 22, 2027	14,082,800	10.67%
OFSI Fund VII CLO Subordinated Notes	October 18, 2026	13,234,972	10.03%
TICP CLO IV, Ltd. Subordinated Notes	July 20, 2027	12,245,000	9.28%
AIMCO CLO, Series 2014-A Subordinated Notes	July 20, 2026	11,629,090	8.81%
OZLM XIV, LTD – Subordinated Notes	January 15, 2029	11,475,000	8.70%
Battalion VII – Subordinated Notes	October 17, 2026	10,080,000	7.64%
Sound Point CLO IX, Ltd. Subordinated Notes	July 20, 2027	7,600,000	5.76%
Benefit Street Partners CLO V Preference Shares	October 20, 2026	7,200,000	5.46%

Portfolio Investment Breakdown
(Excludes cash and other assets)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016
ASSETS
Investments, at fair value (cost: $334,176,542)	$239,643,865
Cash and cash equivalents	20,363,213
Distributions receivable	6,897,003
Deferred issuance costs on mandatorily redeemable preferred stock	4,951,612
Deferred offering costs on common stock	213,964
Interest receivable, including accrued interest purchased	167,583
Fee receivable	217,216
Prepaid expenses and other assets	58,875
Due from affiliate	20,259
Total assets	272,533,590
LIABILITIES
Payable for securities purchased	39,500
Mandatorily redeemable preferred stock, net of discount (10,000,000 shares authorized, and 5,647,129 shares issued and outstanding)	137,032,136
Investment advisory fee payable to affiliate	1,341,677
Incentive fee payable to affiliate	1,658,984
Administrator expense payable	13,926
Directors’ fees payable	58,750
Accrued offering costs	88,336
Accrued expenses	350,399
Total liabilities	140,583,708
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 18,751,696 shares issued and outstanding	$131,949,882
NET ASSETS consist of:
Paid in capital	283,853,666
Accumulated net realized loss on investments	(45,980,013)
Net unrealized depreciation on investments	(94,532,677)
Distributions in excess of net investment income	(11,391,094)
Total net assets	$131,949,882
Net asset value per common share	$7.04
Market price per share	$8.45
Market price premium to net asset value per share	20.03%

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2016

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(6) (LIBOR + 6.50%, due January 23, 2024)	$4,500,000	$3,970,960	$2,975,850
OFSI Fund VII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(6) (LIBOR + 5.65%, due October 18, 2026)	5,564,000	4,703,435	2,882,152
Telos CLO 2013-3, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(6) (LIBOR + 5.50%, due January 17, 2024)	3,000,000	2,748,405	1,841,400
Total Collateralized Loan Obligation – Debt Investments				$11,422,800	$7,699,402	5.84%
Collateralized Loan Obligation – Equity Investments
AIMCO CLO, Series 2014-A	structured finance	CLO subordinated notes(5)(7) (Estimated yield 10.65%, maturity July 20, 2026)	$26,000,000	$17,985,105	$11,629,090
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 20.51%, maturity May 10, 2025)	7,178,571	3,949,991	3,015,000
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 7.95%, maturity January 17, 2024)	15,500,000	9,679,196	6,665,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 11.04%, maturity April 15, 2025)	3,750,000	2,176,723	1,531,982
Ares XXIX CLO Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 6.96%, maturity April 17, 2026)	12,750,000	9,391,080	5,237,085
Atrium XII CLO	structured finance	CLO subordinated notes(5)(7)(9) (Estimated yield 16.70%, maturity October 22, 2026)	42,762,500	40,414,399	42,762,500
Battalion CLO VII Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 12.03%, maturity October 17, 2026)	24,000,000	19,284,984	10,080,000
Benefit Street Partners CLO V Ltd.	structured finance	CLO preference shares(5)(7) (Estimated yield 10.59%, maturity October 20, 2026)	15,000,000	11,902,290	7,200,000
B&M CLO 2014-1 LTD	structured finance	CLO subordinated notes(5)(7) (Estimated yield 8.31%, maturity April 16, 2026)	2,000,000	1,183,727	740,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 30.78%, maturity April 18, 2025)	10,125,000	6,585,981	5,569,231
Cedar Funding III CLO, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 11.42%, maturity May 20, 2026)	10,500,000	7,780,427	5,775,000
Catamaran CLO 2015-1 Ltd	structured finance	CLO subordinated notes(5)(7) (Estimated yield 16.00%, maturity April 22, 2027)	27,348,000	21,399,837	16,135,320
Hull Street CLO Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 4.30%, maturity October 18, 2026)	15,000,000	11,456,625	4,350,000
Ivy Hill Middle Market Credit VII, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 16.52%, maturity October 20, 2025)	7,000,000	5,715,591	4,771,919
Longfellow Place CLO IX, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 18.34%, maturity January 15, 2024)	2,562,000	1,259,488	703,060
Mountain Hawk II CLO, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield-9.53%, maturity July 20, 2024)	10,000,000	7,711,959	2,059,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2016

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Mountain Hawk III CLO, Ltd.	structured finance	CLO income notes(5)(7) (Estimated yield 4.26%, maturity April 18, 2025)	$17,200,000	$11,707,956	$3,083,471
	structured finance	CLO M notes(8) (Maturity April 18, 2025)	2,389,676	—	402,017
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 10.24%, maturity January 23, 2024)	6,255,000	2,807,666	1,501,200
OFSI Fund VII, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 13.01%, maturity October 18, 2026)	28,840,000	21,518,720	13,234,972
OZLM XIV, LTD	structured finance	CLO subordinated notes(5)(7)(9) (Estimated yield 16.68%, maturity January 15, 2029)	13,500,000	11,928,265	11,475,000
Parallel 2015-1 Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 19.50%, maturity July 20, 2027)	7,750,000	6,219,013	4,340,000
Shackleton II CLO, Ltd.	structured finance	CLO income notes(5)(7) (Estimated yield 8.17%, maturity October 20, 2023)	10,000,000	7,772,268	4,500,000
Sound Point CLO VIII, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 24.36%, maturity April 15, 2027)	5,000,000	3,579,429	3,108,827
	structured finance	CLO subordinated fee notes(8) (Maturity April 15, 2027)	224,719	202,247	197,291
Sound Point CLO IX, Ltd.	structured finance	CLO subordinated notes(5)(7)(9) (Estimated yield 20.74%, maturity July 20, 2027)	10,000,000	8,314,102	7,600,000
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 21.84%, maturity January 17, 2024)	10,333,334	7,108,394	4,210,834
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 26.35%, maturity July 17, 2024)	8,700,000	5,696,048	3,435,974
TICP CLO IV, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 21.18%, maturity July 20, 2027)	19,750,000	15,694,505	12,245,000
Venture XVI CLO, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 16.71%, maturity April 15, 2026)	15,000,000	11,568,165	7,010,689
Venture XVII CLO, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 18.44%, maturity July 15, 2026)	13,000,000	9,566,336	6,282,012
Venture XVIII CLO, Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 13.95%, maturity October 15, 2026)	7,000,000	5,448,649	3,400,021
	structured finance	CLO subordinated fee notes(8) (Maturity October 15, 2026)	357,055	—	295,810
Wind River 2014-3 CLO Ltd.	structured finance	CLO subordinated notes(5)(7) (Estimated yield 15.53%, maturity January 22, 2027)	18,530,000	15,744,576	14,082,800
Other CLO equity related investments	structured finance	CLO other(8)	—	—	3,314,358
Total Collateralized Loan Obligation – Equity Investments				$322,753,742	$231,944,463	175.78%
Total Investments				$334,176,542	$239,643,865	181.62%

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (Continued)
MARCH 31, 2016

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount.
(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to 90-day LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2016.
(7)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(9)	Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income Recognition.”

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2016
INVESTMENT INCOME
Income from securitization vehicles and equity investments	$57,157,792
Interest income-debt investments	1,035,077
Other income	1,386,240
Total investment income	59,579,109
EXPENSES
Interest expense on mandatorily redeemable preferred stock	14,810,804
Investment advisory fees	7,414,841
Incentive fees	7,007,478
Professional fees	791,949
Administrator expense	589,231
Directors’ fees	248,000
General and administrative	567,203
Insurance expense	36,099
Transfer agent and custodian fees	83,591
Total expenses	31,549,196
Net investment income	28,029,913
Net change in unrealized depreciation on investments	(89,787,744)
Net realized loss on investments	(24,021,500)
Net realized loss and net change in unrealized depreciation on investments	(113,809,244)
Net decrease in net assets resulting from operations	$(85,779,331)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
(Decrease) increase in net assets from operations:
Net investment income	$28,029,913	$21,274,028
Net realized (loss) gain on investments	(24,021,500)	9,154,457
Net change in unrealized depreciation on investments	(89,787,744)	(27,097,134)
Net (decrease) increase in net assets resulting from operations	(85,779,331)	3,331,351
Distributions from net investment income	(43,289,314)	(35,388,398)
Distributions from realized gain on investments	—	(2,159,379)
Total distributions to shareholders	(43,289,314)	(37,547,777)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $1,299,903 and $177,014, respectively)	30,531,781	7,374,103
Repurchase of common stock (including fees)	(430,278)	(1,048,584)
Reinvestment of distributions	5,984,192	4,994,538
Net increase in net assets from capital share transactions	36,085,695	11,320,057
Total decrease in net assets	(92,982,950)	(22,896,369)
Net assets at beginning of period	224,932,832	247,829,201
Net assets at end of period (including distributions in excess of net investment income of $11,391,094 and $9,159,935, respectively)	$131,949,882	$224,932,832
Capital share activity:
Shares issued	2,219,275	462,727
Shares repurchased	(33,776)	(71,973)
Shares issued from reinvestment of distributions	593,816	340,898
Net increase in capital share activity	2,779,315	731,652

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(85,779,331)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Amortization/accretion of discounts and premiums	(149,151)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	2,283,835
Accretion of discount on mandatorily redeemable preferred stock	530,696
Purchases of investments	(145,597,350)
Sales of investments	80,101,517
Repayments of principal and reductions to investment cost value	30,000,000
Net change in unrealized depreciation on investments	89,787,744
Expired deferred offering costs	324,896
Net realized loss on investments	24,021,500
Reductions to CLO equity cost value	29,950,095
Decrease in dividend receivable	6,401,652
Decrease in fee receivable	178,476
Decrease in interest receivable	157,395
Increase in prepaid expenses and other assets	(23,194)
Increase in due from affiliate	(20,259)
Decrease in investment advisory fee payable	(546,779)
Increase in incentive fee payable	15,844
Increase in directors’ fees payable	31,250
Decrease in administrator expense payable	(90,405)
Increase in accrued offering costs	60,497
Decrease in accrued expenses	(222,197)
Net cash provided by operating activities	31,416,731
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net distribution reinvestment plan of $5,984,192)	(37,305,122)
Proceeds from the issuance of common stock	31,831,684
Underwriting fees and offering costs for the issuance of common stock	(1,299,903)
Deferred offering costs	(177,909)
Repurchase of common stock (including fees)	(430,278)
Redemption of mandatorily redeemable preferred stock	(15,811,250)
Repurchase of mandatorily redeemable preferred stock	(28,582,600)
Proceeds from the issuance of mandatorily redeemable preferred stock, net discount of ($704,082)	34,499,993
Deferred issuance costs for the issuance of preferred stock	(1,509,880)
Net cash used in financing activities	(18,785,265)
Net increase in cash and cash equivalents	12,631,466
Cash and cash equivalents, beginning of period	7,731,747
Cash and cash equivalents, end of period	$20,363,213
SIGNIFICANT NON-CASH TRANSACTIONS
Value of shares issued in connection with distribution reinvestment plan	$5,984,192
Securities purchased not settled	$39,500
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$12,668,482

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return and seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting requirements of ASC 946, Financial Services — Investment Companies (“ASC 946”), for reporting on Form N-CSR and the Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The presentation of the financial statements is in conformity with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consists of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less at time of purchase. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value. As of March 31, 2016, cash and cash equivalents consisted solely of demand deposits.

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. A significant estimate made in the preparation of OXLC’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are valued based upon “Level 3” inputs as of March 31, 2016.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. OXLC Management or the Board of Directors may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

SHARE REPURCHASES

From time to time, the Fund’s Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. Refer to “Note 14. Share Repurchase Program” for further details.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and equity investments

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Fund also records income on its investments in CLO warehouse facilities based on a stated rate as per the underlying note purchase agreement or an estimated rate.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of March 31, 2016, the Fund had no non-accrual assets in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from CLO equity fee letter investments are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a take-out of the warehouse by a permanent CLO structure; such fees are earned and recognized when the take-out is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the U.S. Tax Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences between distributions and net investment income may also result from the treatment of short-term gains as ordinary income for tax purposes. Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

Distributions

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the shareholder has elected to have them paid in cash.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred in relation to an offering proposed by the Fund. The deferred offering costs will be charged to capital when the offering takes place or as shares are issued. Costs related to shelf offerings are charged to capital as securities registered are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized when incurred. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense on mandatorily redeemable preferred stock in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unaccreted fees related to such debt is accelerated into interest expense on mandatorily redeemable preferred stock.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2016, were as follows:

	Fair Value Measurements at Reporting Date Using			Total
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
CLO debt	$—	$—	$7.7	$7.7
CLO equity	—	—	231.9	231.9
Total	$—	$—	$239.6	$239.6

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried, at fair value as of March 31, 2016 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$86.5	$89.8	$—	$89.8	$—
Series 2024 Term Preferred Shares	50.5	50.6	—	50.6	—
Total	$137.0	$140.4	$—	$140.4	$—

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2016. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 3. FAIR VALUE  – (continued)

that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation techniques and methodologies and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2016	Valuation Techniques/Methodologies	Unobservable Input	Range/Weighted Average(5)
	($ in millions)
CLO debt	$7.7	Market quotes	NBIB(1)	51.8% – 66.1%/58.9%
CLO equity	211.2	Market quotes	NBIB(1)	17.9% – 100.0%/56.3%
	10.1	Recent transactions	Actual trade(2)	40.8% – 56.0%/46.2%
	6.4	Discounted cash flow(4)	Discount rate(4)	N/A(3)
CLO equity – side letters	4.2	Discounted cash flow(4)	Discount rate(4)	12.3% – 19.0%/14.3%
Total Fair Value for Level 3 Investments	$239.6

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	Prices provided by independent pricing service are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Board of Directors.
(3)	Represents a single investment fair value position, and therefore the range/weighted average is not applicable.
(4)	The Fund will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. Oxford Lane will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.
(5)	Weighted averages are calculated based on fair value of investments.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 3. FAIR VALUE  – (continued)

A reconciliation of the fair value of investments for the year ended March 31, 2016, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2015	$15.7	$353.9	$369.6
Realized gains included in earnings	—	(24.0)	(24.0)
Unrealized depreciation included in earnings	(3.3)	(86.4)	(89.7)
Amortization of discounts and premiums	0.1	—	0.1
Purchases	—	123.7	123.7
Repayments and sales(1)	(4.8)	(105.3)	(110.1)
Reductions to CLO equity cost value	—	(30.0)	(30.0)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2016	$7.7	$231.9	$239.6
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(3.5)	$(86.8)	$(90.3)

(1)	Includes rounding adjustments to reconcile period balances.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2016.

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an agreement (“Investment Advisory Agreement”) with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with BDC Partners to serve as its administrator. Under the Administration Agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s net investment income used to calculate this part of the incentive fee is also included in the amount of it’s gross assets used to calculate the 2.00% base management fee. The Fund pays Oxford Lane Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2016, the Fund recognized incentive fee expense of approximately $7.0 million. At March 31, 2016, the Fund had an incentive fee payable of approximately $1.7 million.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid directly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

Prior to July 29, 2015, independent directors received an annual fee of $35,000, which was increased to $75,000 effective July 29, 2015. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. Prior to July 29, 2015, the Chairman of the Audit Committee also received an additional annual fee of $5,000, which was increased to $10,000 effective July 29, 2015. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned an aggregate 3.1% of the common stock of the Fund at March 31, 2016.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations under any of its debt securities that the Fund holds or if those sectors experience a market downturn.

NOTE 6. DISTRIBUTIONS

For the year ended March 31, 2016, the Fund declared and paid dividends on common stock of $2.40 per share or $43,289,314. The Fund declared and paid dividends on common stock of $2.40 per share or $37,547,777 for the year ended March 31, 2015. The tax character of distributions paid on common stock in 2016 represented ordinary income with no return of capital. The tax character of distributions paid in 2015 represented $35,390,921 of ordinary income and $2,156,856 of capital gains, with no return of capital.

For the years ended March 31, 2016 and March 31, 2015 the Fund also declared and paid dividends on preferred stock of $12,668,482 and $9,543,214, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act” or “RIC”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Fund has available $17,727,584 of capital losses, which can be used to offset future capital gains. These losses, represent post-RIC modernization losses not subject to expiration, and are comprised of short term capital losses of $812,000 and long term capital losses of $16,915,584. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 6. DISTRIBUTIONS  – (continued)

occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2016, the Fund has deferred such losses in the amount of $27,951,864, which is comprised of short term losses of $2,008,114 and long term losses of $25,943,750.

As of March 31, 2016, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$10,140,740
Distributable long-term capital gains (capital loss carry forward)	(17,727,584)
Unrealized depreciation on investments	(116,355,326)
Other timing differences	(27,961,614)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. For the year ended March 31, 2016, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments and excise taxes, resulting in a decrease of distributions in excess of investment income of $13,028,242, an increase in accumulated net realized loss on investments of $13,055,742, and an increase of capital in excess of par value of $27,500. These amounts will be finalized before filing the federal tax return.

As of March 31, 2016, the aggregate gross unrealized appreciation for tax purposes was $9,769,568; and aggregate gross unrealized depreciation was $126,124,894. For tax purposes, the cost basis of the portfolio investments at March 31, 2016 was $355,999,191.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 5,647,129 shares issued and outstanding at March 31, 2016. Since 2012 and through March 31, 2016, the Fund completed underwritten public offerings of its 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”), 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) and 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares.” The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Series 2023 Shares and/or Series 2024 Shares from time to time in the open market and effectively extinguish the debt.

On July 24, 2015 (the “Redemption Date”), the Fund redeemed all of the issued and outstanding 8.50% Series 2017 Shares. The Fund redeemed the Series 2017 Shares for a redemption price of $25 per share plus accrued but unpaid dividends to the Redemption Date. In connection with the redemption of the Series 2017 Shares, the Fund recognized as interest expense an extinguishment loss of approximately $485,000 consisting of previously unamortized deferred issuance costs.

On December 2, 2015, the Fund announced a Preferred Stock Repurchase Program for the purpose of repurchasing up to $25 million worth of its 7.50% Series 2023 and up to $25 million worth of its 8.125% Series 2024 Term Preferred Stock. Under this Repurchase Program, the Fund repurchased 737,395 shares of its Series 2023 Term Preferred Stock, at an average price of $24.23 per share, and 405,909 shares of its Series

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK  – (continued)

2024 Term Preferred Stock, at an average price of $24.67 per share for the year ended March 31, 2016. In aggregate, the Fund repurchased approximately $28.6 million of Preferred Stock for the year ended March 31, 2016. In connection with the repurchased Series 2023 Term Preferred Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $51,000, consisting of previously unamortized deferred issuance costs of approximately $617,000, partially offset by repurchases at a net discount to par of approximately $566,000. In connection with the repurchased Series 2024 Term Preferred Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $266,000, consisting of previously unamortized deferred issuance costs of approximately $401,000, partially offset by repurchases at a net discount to par of approximately $135,000.

On March 21, 2016, the Fund announced a new program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock and up to $25 million worth of the outstanding shares of the Fund’s 8.125% Series 2024 Term Preferred Stock. Under this new repurchase program, the Fund may, but is not obligated to, repurchase its outstanding Preferred Stock in the open market from time to time through August 1, 2016.

The Fund’s Term Preferred Share activity for the year ended March 31, 2016, was as follows:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Shares outstanding at March 31, 2015	632,450	2,954,770	2,427,500	6,014,720
Shares issued	—	1,408,163	—	1,408,163
Shares redeemed	(632,450)	—	—	(632,450)
Shares repurchased	—	(737,395)	(405,909)	(1,143,304)
Shares outstanding at March 31, 2016	—	3,625,538	2,021,591	5,647,129
Net proceeds from issuance	$—	$33,066,295	$—	$33,066,295
Discount on issuance	$—	$704,082	$—	$704,082

The Fund’s Term Preferred Share balances as of March 31, 2016, were as follows:

	Series 2017 Term Preferred Shares		Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Principal value	$—		$90,638,450	$50,539,775	$141,178,225
Discount at March 31, 2016	—		(4,146,089)	—	(4,146,089)
Carrying value(1)	$—		$86,492,361	$50,539,775	$137,032,136
Fair value(1)	$—	(2)	$89,804,576	$50,640,855	$140,445,431
Fair value price per share(1)	$—	(2)	$24.77	$25.05	—

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00
Term redemption date	December 31, 2017(2)	June 30, 2023	June 30, 2024
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	December 31, 2014(2)	June 30, 2016	June 30, 2017
Stated interest rate	8.50%(2)	7.50%	8.13%

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK  – (continued)

(1)	Represents the March 31, 2016 closing market price per share of each respective series of Term Shares on the NASDAQ Global Select Market.
(2)	On July 24, 2015, OXLC redeemed all issued and outstanding Series 2017 Term Shares at the term redemption price.

As of March 31, 2016, the Fund’s asset coverage ratio stood at 191%, and, as a result, the Fund failed to maintain an asset coverage ratio of at least 200% as of the end of its fiscal quarter. The Fund may cure the failed asset coverage ratio as of the date that is 30 days after the filing date of its quarterly, semi-annual or annual report related to such fiscal quarter (the “Cure Date”). If the asset coverage ratio is not cured as of the Cure Date, then the Fund will be required to redeem, in accordance with the procedures specified in the governing document of the Term Preferred Shares, the minimum number of Term Preferred Shares that is legally available for such redemption in order to cure the failed asset coverage ratio.

The aggregate accrued interest payable on the Fund’s Term Preferred stock at March 31, 2016 was $0. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred stock offerings. As of March 31, 2016, OXLC had a deferred debt balance of approximately $5.0 million related to the Term Preferred Share issuances. This amount is being amortized and is included in interest expense on mandatorily redeemable preferred stock in the Statement of Operations over the term of the respective shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Shares for the year ended March 31, 2016:

	Series 2017 Term Preferred Shares(1)	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Stated interest expense(1)	$421,888	$7,412,490	$4,862,802	$12,697,180
Amortization of deferred issuance costs	60,732	440,109	280,037	780,878
Loss on extinguishment	484,763	50,870	266,419	802,052
Discount expense	—	530,694	—	530,694
Total interest expense	$967,383	$8,434,163	$5,409,258	$14,810,804
Effective interest rate(2)	19.94%	8.45%	9.25%	9.06%
Cash paid for interest	$421,888	$7,383,791	$4,862,802	$12,668,482

(1)	On July 24, 2015, OXLC redeemed all of the 632,450 Series 2017 Term Preferred Shares issued by OXLC on November 28, 2012.
(2)	Stated interest is composed of distributions declared and paid of approximately $12.7 million and interest expense recorded of approximately $29,000 in connection with the July 17, 2015 issuance of additional shares of Series 2023 Preferred Stock.
(3)	Represents the weighted average effective rate for each respective Series Term Preferred Shares.

NOTE 8. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $145.6 million which comprised of approximately $123.7 million of purchases for the year ended March 31, 2016 and approximately $21.9 million of purchases unsettled as of March 31, 2015. The Fund’s sales and repayments of securities totaled approximately $110.1 million, excluding short-term investments, for the year ended March 31, 2016.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2016, the Fund did not have any commitments to purchase additional debt or equity investments.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 11. FINANCIAL HIGHLIGHTS

Financial highlights for years ended March 31, 2016, 2015, 2014, 2013 and 2012 are as follows:

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value at beginning of period	$14.08	$16.26	$16.20	$17.05	$18.19
Net investment income(1)	1.59	1.37	1.24	1.17	1.19
Net realized and unrealized capital gains (losses)(2)	(6.23)	(1.14)	1.56	3.54	0.83
Total from investment operations	(4.64)	0.23	2.80	4.71	2.02
Distributions per share from net investment income(3)	(2.44)	(2.26)	(1.97)	(2.13)	(2.05)
Distributions per share from realized gain on investments(3)	—	(0.14)	(0.38)	(0.07)	—
Distributions per share based on weighted average share impact(3)	(0.06)	(0.02)	(0.51)	(0.28)	(0.10)
Total distributions(3)	(2.50)	(2.42)	(2.86)	(2.48)	(2.15)
Effect of shares issued/repurchased, net of underwriting expense(4)	0.11	0.02	0.16	(2.52)	(0.77)
Effect of offering costs(4)	(0.01)	(0.01)	(0.04)	(0.56)	(0.24)
Effect of shares issued/repurchased, net(4)	0.10	0.01	0.12	(3.08)	(1.01)
Net asset value at end of period	$7.04	$14.08	$16.26	$16.20	$17.05
Per share market value at beginning of period	$14.82	$16.70	$15.98	$14.60	$18.75
Per share market value at end of period	$8.45	$14.82	$16.70	$15.98	$14.60
Total return(5)	(28.97)%	3.34%	20.23%	26.21%	(10.75)%
Shares outstanding at end of period	18,751,696	15,972,381	15,240,729	7,602,719	2,456,511
Ratios/Supplemental Data
Net assets at end of period (000’s)	$131,950	$224,933	$247,829	$123,140	$41,879
Average net assets (000’s)	$185,211	$239,703	$154,112	$100,481	$36,644
Ratio of net investment income to average daily net assets	15.13%	8.88%	6.55%	5.90%	7.18%
Ratio of expenses to average daily net assets	17.03%	10.58%	8.38%	5.65%	6.50%
Portfolio turnover rate	32.02%	69.05%	28.81%	12.29%	0.22%

(1)	Represents net investment income per share for the period, based upon average shares outstanding.
(2)	Net realized and unrealized capital gains and losses based upon average shares outstanding, include rounding adjustments to reconcile change in net asset value per share.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 11. FINANCIAL HIGHLIGHTS  – (continued)

(3)	Management monitors estimated taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(4)	Based on actual shares outstanding for the period end.
(5)	Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

NOTE 12. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp. Additionally, the OXLC Management’s investment team also manages the portfolio of Oxford Bridge, LLC, a limited liability company that invests principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of March 31, 2016, the CLO vehicles in which we were invested had average leverage of 10.5 times and ranged from approximately 7.0 times to 14.0 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibits such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules will become effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO would be considered the sponsor of a securitization vehicle and would be required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, the Fund believes that this may create additional opportunities (and additional risks) for the Fund in the future.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2016. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $13.1 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, results could differ materially from the results under this hypothetical analysis.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

Legislation commonly referred to as the “FATCA” imposes a withholding tax of 30% on payments of U.S. source interest and dividends, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entities comply with certain reporting requirements regarding its United States account holders and its United States owners or reside in jurisdictions that have entered into intergovernmental agreements with the U.S. to provide such information. Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes.”

The Fund’s Series 2023 Shares and Series 2024 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2023 Shares and Series 2024 Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2023 Shares and Series 2024 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%. See “Note 7. Mandatorily Redeemable Preferred Stock.”

Given the ten-year original terms, and potential for early redemption, of the Series 2023 Shares and Series 2024 Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 6. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-2, which updated consolidation standards under ASC Topic 810, “Consolidation.” Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS  – (continued)

effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. The Fund has assessed the adoption of ASU 2015-02 and does not expect that the adoption will have a material effect on the Fund’s financial statements and financial condition, as under present guidance, no investments are required to be consolidated.

In April 2015, the FASB issued ASU 2015-3, “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. For public business entities, the amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the amendments in this update is permitted for financial statements that have not been previously issued. The Fund plans to adopt ASU 2015-03 beginning in the first fiscal quarter of 2017. The Fund does not expect that the adoption will have a material effect on the Fund’s financial statements; however, it will result in a reclassification on the Statement of Assets and Liabilities.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Under the amendments in this Update, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. Removing those investments from the fair value hierarchy not only eliminates the diversity in practice resulting from the way in which investments measured at net asset value per share (or its equivalent) with future redemption dates are classified, but also ensures that all investments categorized in the fair value hierarchy are classified using a consistent approach. Investments that calculate net asset value per share (or its equivalent), but for which the practical expedient is not applied will continue to be included in the fair value hierarchy. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, and interim periods within those fiscal years. The Fund has assessed the adoption of ASU 2015-07 and does not expect that the adoption will have a material effect on the Fund’s financial statements and financial condition, as under present guidance, no investments are held by OXLC for which fair value is measured at net asset value per share (or its equivalent).

NOTE 14. ISSUANCES OF EQUITY SECURITIES

On June 9, 2015, the Fund issued 1.8 million shares of common stock pursuant to an underwritten public offering at a public offering price of $15.65 per share. The total amount of capital raised from this offering was approximately $28.2 million and net proceeds were approximately $27.0 million after deducting underwriting discounts, commissions and offering expenses.

The Fund sold a total of 419,275 shares of common stock pursuant to an “at-the-market” share issuance plan during the year ended March 31, 2016. The total amount of capital raised under these issuances was approximately $3.7 million and net proceeds were approximately $3.6 million after deducting the sales agent’s commissions and offering expenses.

The Fund issued a total of 593,817 shares of common stock under the distribution reinvestment plan. The shares issued under the distribution reinvestment plan for the year ended March 31, 2016 totaled approximately $6.0 million.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

NOTE 15. COMMON SHARE REPURCHASE PROGRAM

On August 26, 2015, the Fund’s Board of Directors authorized a repurchase program to be in place until the earlier of March 31, 2016 or until $20 million of the Fund’s outstanding shares of common stock has been repurchased. Under the repurchase program, OXLC was permitted to, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that OXLC complies with the prohibitions under the Fund’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. During the year ended March 31, 2016, the Fund repurchased 33,776 shares at a weighted average price of approximately $12.74 per share, inclusive of commissions. This represents a discount of 9.52% of the net asset value per share at March 31, 2015 and a premium of 80.95% of the net asset value per share at March 31, 2016. The shares repurchased for the year ended March 31, 2016 totaled approximately $0.4 million.

NOTE 16. SUBSEQUENT EVENTS

On May 11, 2016, the Fund's Board of Directors declared the required monthly dividends on its Series 2023 and Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	2016 Record Dates	2016 Payable Dates
Series 2023	$0.15625	June 16, July 15, August 16	June 30, July 29, August 31
Series 2024	$0.16930	June 16, July 15, August 16	June 30, July 29, August 31

In accordance with their terms, each of the Series 2023 Shares and Series 2024 Shares will pay a monthly dividend at a fixed rate of 7.50% and 8.125%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $2.03125 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 8.125% per year, respectively, for each of the Series 2023 Shares and Series 2024 Shares.

The Fund has evaluated events and transactions that occurred after March 31, 2016 and through the date that the financial statements were issued and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 23, 2016

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (203) 983-5275.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	51	Chief Executive Officer and Director	2010	2016
Saul B. Rosenthal	47	President and Director	2010	2018
Independent Directors
Mark J. Ashenfelter	56	Chairman of the Board of Directors	2010	2016
John Reardon	49	Director	2010	2017
David S. Shin	47	Director	2010	2018

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	56	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	61	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen has also served since November 2015 as Chief Executive Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. Mr. Rosenthal has also served since November 2015 as President of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), LifForward, Inc., the National Museum of Mathematics and the New York City chapter of YPO. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the

University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as TICC Capital Corp.’s Controller since 2005, TICC Capital Corp.’s Treasurer since 2009, and TICC Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, TICC Management, LLC, BDC Partners, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world, and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his. M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, TICC Capital Corp., TICC Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to one additional business development company and a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2016:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$79,880	—	$79,880
John Reardon	$79,880	—	$79,880
David S. Shin	$88,240	—	$88,240

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

Until July 29, 2015, independent directors received an annual fee of $35,000, which was increased to $75,000 effective July 29, 2015. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. Until July 29, 2015, the Chairman of the Audit Committee also received an additional annual fee of $5,000, which was increased to $10,000 effective July 29, 2015. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers will not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 29, 2015, our Board of Directors unanimously voted to continue the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and Oxford Lane Management, LLC (“Oxford Lane Management”). In reaching a decision to continue the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by Oxford Lane Management;
•	the investment performance of the Fund and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;
•	the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners, LLC from their relationships with the Fund and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the “Meeting”) on September 9, 2015 and submitted one matter to vote of the shareholders. At the Meeting, shareholders elected two nominees for director, each to serve for a three-year term to expire at the 2018 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld
Saul B. Rosenthal(1)	18,898,494	1,517,811
David S. Shin(1)	19,896,405	519,900

(1)	Messrs. Rosenthal and Shin were elected by the holders of our outstanding common stock and preferred stock, voting together as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com and (iii) on the Commission’s website at http://www.sec.gov. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to shareholders during the year ended March 31, 2016, were approximately $43.3 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you. We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISOR
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1)	As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255  |  Greenwich, CT 06830  |  oxfordlanecapital.com  |  (203) 983-5275